Federated
World-Class Investment Manager®

Federated Stock Trust

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PROSPECTUS

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DECEMBER 31, 2000

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A large capitalization value mutual fund seeking to provide growth of income and capital by investing primarily in common stocks of high quality companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the Fund Invests? 5

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What are the Specific Risks of Investing in the Fund? 6

What Do Shares Cost? 8

How is the Fund Sold? 8

How to Purchase Shares 9

How to Redeem Shares 11

Account and Share Information 14

Who Manages the Fund? 15

Financial Information 16

Independent Auditors' Report 29

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Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide growth of income and capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in equity securities of companies that are generally leaders in their industries, are characterized by sound management and have the ability to finance expected growth.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
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  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect the sectors emphasized by the Fund.
  Risks Relating To Investing For Value. The Fund generally uses a "value" style of investing so that the Fund's share price may lag that of other funds using a different investment style.
  Risks of Investing in American Depositary Receipts. Because the Fund may invest in American Depositary Receipts (ADRs), interests in underlying securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

[Graphic Representation Omitted - See Appendix]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's total return for the nine-month period from January 1, 2000 to September 30, 2000 was 0.13%.

Within the period shown in the chart, the Fund's highest quarterly return was 16.48% (quarter ended December 31, 1998). Its lowest quarterly return was (15.58%) (quarter ended September 30, 1990).

Average Annual Total Return Table

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The following table represents the Fund's Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's total returns averaged over a period of years relative to the Standard & Poor's 500 (S&P 500), a broad based market index, and Lipper Multi-Cap Value Funds Average (LMCVFA), an average of funds with similar investment objectives. Total returns for the indexes shown do no reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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Calendar Period	Fund	S&P 500	LMCVFA
1 Year	6.08%	21.05%	7.02%
5 Years	22.40%	28.56%	8.43%
10 Years	15.49%	18.21%	13.42%

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Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED STOCK TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.67%
Distribution (12b-1) Fee	None
Shareholder Services Fee[3]	0.25%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	1.04%

[1] Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2000.

Total Waiver of Fund Expenses	0.10%
Total Actual Annual Fund Operating Expenses (after waivers)	0.94%

[2] The maximum investment management fee is 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets and 0.40% of average daily net assets in excess of $2 billion.

[3] A portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.15% for the fiscal year ended October 31, 2000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$106

3 Years	$331

5 Years	$574

10 Years	$1,271

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What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in equity securities of companies that are generally leaders in their industries, are characterized by sound management and have the ability to finance expected growth. The Adviser attempts to identify good long-term values through disciplined investing and careful fundamental research. The Fund's holdings ordinarily will be in large capitalization companies that are in the top 25% of their industries with regard to revenues.

The Adviser ranks the future performance potential of companies, based on valuation models which attempt to identify companies trading at low valuation relative to their history, to the market and to their expected future growth. To determine the timing of purchases and sales of portfolio securities, the Adviser looks at recent stock price performance and the direction of current fiscal year earning estimates. In addition, the Adviser performs traditional fundamental analysis to select the most promising companies for the Fund's portfolio.

Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the Adviser limits the Fund's exposure to each business sector that comprises more than 5% of the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

American Depositary Receipts

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ADRs represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. In addition, ADRs are traded in U.S. dollars, eliminating the need for foreign exchange transactions.

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What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF INVESTING IN AMERICAN DEPOSITARY RECEIPTS

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Because the Fund may invest in ADRs, interests in underlying securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

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What Do Shares Cost?

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You can purchase or redeem shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV). NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. From time to time, the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. The Fund generally values equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

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The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

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You may redeem Shares by simply calling the Fund at 1-800-341-7400. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

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By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

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The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

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Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 176 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of December 31, 1999. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

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THE FUND'S PORTFOLIO MANAGERS ARE:

Michael P. Donnelly

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Michael P. Donnelly has been a Portfolio Manager of the Fund since November 1997. He is Vice President of the Fund. Mr. Donnelly joined Federated in 1989 as an Investment Analyst. He served as a Portfolio Manager from 1994 to 1998 and became a Senior Portfolio Manager in 1998. He was a Vice President of the Fund's Adviser from 1994 to 1999. In May 1999, Mr. Donnelly became a Senior Vice President of the Fund's Adviser. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

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Kevin R. McCloskey

Kevin R. McCloskey was named a Portfolio Manager of the Fund in October 1999. Mr. McCloskey joined Federated in 1999 as a Portfolio Manager and is a Vice President of the Fund's Adviser. From September 1994 to July 1999, he served as a portfolio manager, and from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst. He earned his M.B.A. with concentrations in investment management and quantitative methods from the University of Dayton.

ADVISORY FEES

The Adviser receives an annual investment advisory fee based on the Fund's average daily net assets as shown in the chart below. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Average Daily Net Assets	Advisory Fee as a Percentage of Average Daily Net Assets
First $500 million	0.750%

Second $500 million	0.675%

Third $500 million	0.600%

Fourth $500 million	0.525%

Over $2 billion	0.400%

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Under the investment advisory contract, the Adviser will waive or reimburse the Fund the amount, limited to the amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including its investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed 1.00% of its average daily net assets. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

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Financial Information

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The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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The Financial Highlights for the years ended October 31, 2000 and October 31, 1999, have been audited by Deloitte & Touche LLP. The Financial Highlights for each of the years in the three years ended October 31, 1998, were audited by other auditors. Deloitte & Touche LLP's report is included with the Fund's audited financial statements in this prospectus.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report on page 29.

Year Ended October 31	2000	1999 [1]	1998	1997	1996

Net Asset Value, Beginning of Period	$37.83	$38.07	$39.90	$34.38	$30.66

Income From Investment Operations:

Net investment income	0.38	0.37	0.37	0.36	0.53

Net realized and unrealized gain on investments	1.53	3.64	5.38	9.54	5.84

TOTAL FROM INVESTMENT OPERATIONS	1.91	4.01	5.75	9.90	6.37

Less Distributions:

Distributions from net investment income	(0.37)	(0.36)	(0.36)	(0.38)	(0.51)

Distributions from net realized gain on investments	(2.55)	(3.89)	(7.22)	(4.00)	(2.14)

TOTAL DISTRIBUTIONS	(2.92)	(4.25)	(7.58)	(4.38)	(2.65)

Net Asset Value, End of Period	$36.82	$37.83	$38.07	$39.90	$34.38

Total Return[2]	5.49%	11.03%	16.40%	32.27%	22.08%

Ratios to Average Net Assets:

Expenses	0.94%	0.95%	0.96%	0.99%	0.99%

Net investment income	1.06%	0.98%	0.98%	0.99%	1.64%

Expense waiver/reimbursement[3]	0.10%	0.10%	0.11%	0.13%	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,456,221	$1,659,250	$1,448,819	$1,174,018	$830,545

Portfolio turnover	26%	25%	41%	71%	55%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

October 31, 2000

Shares			Value

		COMMON STOCKS--99.2%
		Basic Materials--2.8%
303,000		Du Pont (E.I.) de Nemours & Co.	$13,748,625
375,500		International Paper Co.	13,752,687
283,300		PPG Industries, Inc.	12,642,263

		TOTAL	40,143,575

		Capital Goods--8.6%
336,400		Ingersoll-Rand Co.	12,699,100
256,700		Johnson Controls, Inc.	15,305,737
517,010		Koninklijke (Royal) Philips Electronics NV, ADR	20,648,087
196,600		Northrop Grumman Corp.	16,514,400
373,600		Parker-Hannifin Corp.	15,457,700
187,800		Textron, Inc.	9,472,163
467,544		Tyco International Ltd.	26,503,901
420,400		Waste Management, Inc.	8,408,000

		TOTAL	125,009,088

		Communication Services--4.2%
468,850		AT&T Corp.	10,871,459
489,800		Sprint Corp. (Fon Group)	12,489,900
512,156		Verizon Communications	29,609,019
364,000	[1]	WorldCom, Inc.	8,645,000

		TOTAL	61,615,378

		Consumer Cyclicals--6.5%
367,900		Block (H&R), Inc.	13,129,431
856,200	[1]	Cendant Corp.	10,274,400
952,900		Cooper Tire & Rubber Co.	10,422,344
351,200	[1]	Federated Department Stores, Inc.	11,435,950
609,064		Ford Motor Co.	15,911,797
189,230		General Motors Corp.	11,755,914
288,200		TRW, Inc.	12,104,400
204,200		Wal-Mart Stores, Inc.	9,265,575

		TOTAL	94,299,811

		Consumer Staples--11.1%
798,800	[1]	Charter Communications, Inc.	15,576,600
342,600		General Mills, Inc.	14,303,550
365,000		Kimberly-Clark Corp.	24,090,000
449,600		Nabisco Group Holdings Corp.	12,982,200
674,400		News Corp. Ltd., ADR	24,404,850
517,200		Philip Morris Cos., Inc.	18,942,450
640,600		Sara Lee Corp.	13,812,938
572,200		UST, Inc.	14,448,050
396,000	[1]	Viacom, Inc., Class A	22,671,000

		TOTAL	161,231,638

		Energy--10.4%
471,800		Ashland, Inc.	15,451,450
181,500		Chevron Corp.	14,905,687
606,400		ENSCO International, Inc.	20,162,800
245,800		ExxonMobil Corp.	21,922,287
264,000		Kerr-McGee Corp.	17,242,500
342,800		Royal Dutch Petroleum Co., ADR	20,353,750
196,000		Texaco, Inc.	11,576,250
505,700		Tosco Corp.	14,475,663
539,500		USX - Marathon Group, Inc.	14,667,656

		TOTAL	150,758,043

		Financials--21.9%
241,975		ABB AB, ADR	21,498,099
291,100		Allmerica Financial Corp.	18,357,494
556,300		Allstate Corp.	22,391,075
391,700		Bank of America Corp.	18,826,081
332,006		Bear Stearns Cos., Inc.	20,127,864
182,400		CIGNA Corp.	22,243,680
686,300		CIT Group, Inc., Class A	11,967,356
1,899,700		Conseco, Inc.	13,179,169
351,900		First Union Corp.	10,666,969
414,800		Lincoln National Corp.	20,065,950
241,600		Loews Corp.	21,970,500
273,600		MBIA, Inc.	19,887,300
158,450		Marsh & McLennan Cos., Inc.	20,717,337
372,500		Morgan Stanley, Dean Witter & Co.	29,916,406
409,300		PNC Financial Services Group	27,371,938
463,700		Washington Mutual, Inc.	20,402,800

		TOTAL	319,590,018

		Health Care--10.4%
488,000		Abbott Laboratories	25,772,500
258,900		Baxter International, Inc.	21,278,344
474,000		Bristol-Myers Squibb Co.	28,884,375
1,639,800	[1]	HEALTHSOUTH Corp.	19,677,600
250,600		Merck & Co., Inc.	22,538,337
259,922		Pharmacia Corp.	14,295,710
178,700		UnitedHealth Group, Inc.	19,545,313

		TOTAL	151,992,179

		Technology--15.7%
542,100		Compaq Computer Corp.	16,485,261
193,800	[1]	Computer Sciences Corp.	12,209,400
243,500		Electronic Data Systems Corp.	11,429,281
523,600		First Data Corp.	26,245,450
831,300		Galileo International, Inc.	16,418,175
199,275		General Motors Corp., Class H	6,456,510
215,300		International Business Machines Corp.	21,207,050
283,500	[1]	Lexmark International Group, Class A	11,623,500
348,800		Lucent Technologies, Inc.	8,131,400
506,000		Motorola, Inc.	12,618,375
1,586,000	[1]	Novell, Inc.	14,274,000
351,800	[1]	Seagate Technology, Inc.	24,582,025
896,600	[1]	Storage Technology Corp.	8,741,850
287,800	[1]	Sun Microsystems, Inc.	31,909,825
550,000	[1]	Unisys Corp.	7,012,500

		TOTAL	229,344,602

		Transportation--1.1%
334,200		Union Pacific Corp.	15,665,625

		Utilities--6.5%
772,100		Edison International	18,433,888
601,500		Entergy Corp.	23,044,969
286,800		FPL Group, Inc.	18,928,800
426,000		Public Service Enterprises Group, Inc.	17,679,000
408,500		Reliant Energy, Inc.	16,876,156

		TOTAL	94,962,813

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,150,963,550)	1,444,612,770

		MUTUAL FUND--0.9%
13,724,453		Prime Value Obligations Fund, Class IS (at net asset value)	13,724,453

		TOTAL INVESTMENTS (IDENTIFIED COST $1,164,688,003)[2]	$1,458,337,223

1 Denotes a non-income producing security.

2 The cost of investments for federal tax purposes amounts to $1,164,749,744. The net unrealized appreciation of investments on a federal tax basis amounts to $293,587,479 which is comprised of $469,603,895 appreciation and $176,016,416 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,456,221,275) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $1,164,688,003 and tax cost $1,164,749,744)		$1,458,337,223
Income receivable		1,339,286
Receivable for shares sold		1,768,345

TOTAL ASSETS		1,461,444,854

Liabilities:
Payable for shares redeemed	$4,911,367
Payable to Bank	9,242
Accrued expenses	302,970

TOTAL LIABILITIES		5,223,579

Net assets for 39,552,699 shares outstanding		$1,456,221,275

Net Assets Consist of:
Paid in capital		$1,049,897,382
Net unrealized appreciation of investments		293,649,220
Accumulated net realized gain on investments		110,744,542
Undistributed net investment income		1,930,131

TOTAL NET ASSETS		$1,456,221,275

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,456,221,275 ÷ 39,552,699 shares outstanding		$36.82

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $186,173)			$29,767,419
Interest			1,074,268

TOTAL INCOME			30,841,687

Expenses:
Investment adviser fee		$10,334,324
Administrative personnel and services fee		1,161,368
Custodian fees		87,772
Transfer and dividend disbursing agent fees and expenses		168,134
Directors'/Trustees' fees		22,887
Auditing fees		13,582
Legal fees		8,477
Portfolio accounting fees		156,929
Shareholder services fee		3,855,282
Share registration costs		29,247
Printing and postage		118,324
Insurance premiums		4,646
Miscellaneous		32,693

TOTAL EXPENSES		15,993,665

Waiver, Reimbursement and Expense Reductions:
Waiver of shareholder services fee	$(1,449,462)
Reimbursement of investment adviser fee	(453)
Fees paid indirectly from broker arrangements	(13,073)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTIONS		(1,462,988)

Net expenses			14,530,677

Net investment income			16,311,010

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			110,745,708
Net change in unrealized appreciation of investments			(52,963,277)

Net realized and unrealized gain on investments			57,782,431

Change in net assets resulting from operations			$74,093,441

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$16,311,010	$16,250,512
Net realized gain on investments ($110,808,911 and $111,628,083, respectively, as computed for federal tax purposes)	110,745,708	111,628,083
Net change in unrealized appreciation of investments	(52,963,277)	28,045,263

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	74,093,441	155,923,858

Distributions to Shareholders:
Distributions from net investment income	(16,237,570)	(15,491,074)
Distributions from net realized gain on investments	(111,600,043)	(148,430,859)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(127,837,613)	(163,921,933)

Share Transactions:
Proceeds from sale of shares	832,506,520	682,935,698
Proceeds from shares issued in connection with the tax-free acquisition of assets from WCT Equity Fund	22,751,387	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund	--	5,826,243
Proceeds from shares issued in connection with the tax-free transfer of assets from Vermont National Bank, a Common Trust Fund	--	4,453,500
Net asset value of shares issued to shareholders in payment of distributions declared	94,109,835	112,836,967
Cost of shares redeemed	(1,098,652,645)	(587,623,382)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(149,284,903)	218,429,026

Change in net assets	(203,029,075)	210,430,951

Net Assets:
Beginning of period	1,659,250,350	1,448,819,399

End of period (including undistributed net investment income of $1,930,131 and $1,856,691, respectively)	$1,456,221,275	$1,659,250,350

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Stock Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stocks of high-quality companies.

On December 14, 1998, the Fund received a tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
164,444	$5,826,243	$3,853,453		$1,467,220,271	$5,826,243	$1,473,046,514

On July 19, 1999, the Fund received a tax-free transfer of assets from Vermont National Bank, a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
105,709	$4,453,500	$2,423,700		$1,917,930,155	$4,453,500	$1,922,383,655

1 Unrealized appreciation is included in the Common Trust Fund Net Assets Received amounts shown above.

On April 28, 2000, the Fund acquired all the net assets of the WCT Equity Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's Shareholders. The acquisition was accomplished by a tax-free exchange as follows:

Shares of the Fund Issued	WCT Equity Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of WCT Equity Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
648,927	$22,751,387	$4,704,126		$1,525,386,116	$22,751,387	$1,548,137,503

2 Unrealized appreciation is included in the WCT Equity Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their market value as determined in good faith using methods approved by the Board of Trustees (the "Trustees"). Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

Year Ended October 31	2000	1999

Shares sold	23,795,026	17,620,456
Proceeds from shares issued in connection with the tax-free acquisition of assets from WCT Equity Fund	648,927	--
Shares issued in connection with the tax-free transfer of assets from Cape Cod Trust, a Common Trust Fund	--	164,444
Shares issued in connection with the tax-free transfer of assets from Vermont National Bank, a Common Trust Fund	--	105,709
Shares issued to shareholders in payment of distributions declared	2,673,958	3,081,401
Shares redeemed	(31,426,490)	(15,170,316)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,308,579)	5,801,694

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion. The Adviser will waive its adviser fee or reimburse the Fund for certain operating expenses in an amount, if any, by which the Fund's aggregate annual operating expenses, including its investment adviser fee but excluding interest, taxes, brokerage, commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed 1% of average daily net assets of the Fund.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reductions

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $13,073 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000 were as follows:

Purchases	$396,168,856

Sales	$646,887,395

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED STOCK TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock Trust (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended October 31, 2000 and 1999 and the financial highlights for the years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three years ended October 31, 1998 were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock Trust as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000


A Statement of Additional Information (SAI) dated December 31, 2000 is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.



You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.


Federated
World-Class Investment Manager®

Federated Stock Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Investment Company Act File No. 811-3385
Cusip 313900102


8120102A (12/00)


Federated is a registered mark of Federated Investors, Inc.
2000 ©Federated Investors, Inc.

FEDERATED STOCK TRUST

APPENDIX TO THE PROSPECTUS

Risk/Return Bar Chart

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Federated Stock Trust as of the calendar year-end for each of ten years.

The 'y' axis reflects the "% Total Return" beginning with "-10%" and increasing in increments of 10% up to 40%.

The 'x' axis represents calculation periods for the last ten calendar years of the Fund, beginning with the earliest year. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1990 through 1999, The percentages noted are: (4.99%), 29.04%, 11.94%, 12.49%, (0.45%), 35.63%, 21.17%, 34.42%, 17.26% and 6.08%.

Federated
World-Class Investment Manager®

Federated Stock Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended October 31, 2000

The fiscal year ended October 31, 2000, provided another positive period of returns for the fund. The fund provided a total return of 5.49% versus 10.94% and 6.07% for the Lipper Multi-Cap Value Funds Average and the Standard & Poor's 500 Index (S&P 500), respectively.

The fiscal year started with a speculative boom in technology and internet related stocks and finished with a more favorable environment for value managers. From the beginning of the fiscal year through the March 10, 2000 peak in technology stocks, the NASDAQ Composite rose over 70%, the S&P 500, which at the time had over one-third of its capitalization in technology stocks, rose 3.5% and the fund lost over 6% of its value. From March 10, 2000 through the end of the fiscal year, the picture changed dramatically: the NASDAQ Composite lost 33% of its value, the S&P 500 rose roughly 3% and the fund rose nearly 14% in value. This dramatic shift in sentiment towards such a large sector of the overall market in such a short period of time is historically unprecedented. As enthusiasm for the unlimited potential of the "new economy" percolated to a fevered crescendo, the reality of normal business cycles and the historic difficulty of sustaining long-term, defendable, profitable business franchises within technology took over. As the year evolved, expectations about economic growth changed dramatically as well. Rising energy costs and the six tightenings of the Federal Reserve Board (the "Fed") policy which took place between the middle of 1999 and May 2000 served to reduce earnings expectations for both "new economy" and "old economy" companies. Given the extended valuations of many "new economy" companies and the relatively reasonable levels of valuation for many "old economy" companies, these reduced expectations hit the highflying "new economy" companies much harder than their "old economy" counterparts.

Aiding relative performance for the year was favorable security performance in the healthcare (HEALTHSOUTH Corp. and United Health Group), consumer staples (Nabisco Group Holdings) and utilities sectors (Reliant Energy, Inc. and Entergy Corp.) as well as an overweight position in the strong performing energy and utilities sectors. Nearly equally offsetting these positive influences was an overweight position in the poor performing consumer cyclical sector as well as unfavorable security performance in the technology (Unisys Corp. and Novell, Inc.), consumer cyclical (Federated Department Stores, Inc. and Cendant Corp.) and communication services sectors (AT&T Corp.).

Looking ahead, we believe that the market's rotation back towards value investing has staying power. Recent market activity has been described by "the four Rs": a "return to reasonableness" and "recognition of risk." The market should be more balanced going forward as participants have been reacquainted with the notion that valuation does matter. Over time, we believe that our proprietary valuation models and security selection process can add value for our investors. Our focus is to identify leading companies that are temporarily out of favor and appear inexpensive relative to their history relative to the market as well as to their expected growth. We will continue to add these undervalued securities to the portfolio and eliminate those that appear overvalued.

FEDERATED STOCK TRUST

Growth of $25,000 Invested in Federated Stock Trust

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Year Ended October 31, 2000
1 Year	5.49%
5 Years	17.10%
10 Years	17.85%
Start of Performance (3/31/1982)	16.26%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Stock Trust (the "Fund") from October 31, 1990 to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi-Cap Value Funds Average (LMCVFA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated December 31, 2000, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LMCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Federated
World-Class Investment Manager®

Federated Stock Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 313900102

006682-ARS (12/00)

Federated is a registered mark of Federated Investors, Inc.
2000 ©Federated Investors, Inc.

FEDERATED STOCK TRUST

APPENDIX TO THE MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Growth of $25,000 Invested in Federated Stock Trust

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed underneath. The Federated Stock Trust (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. The Lipper Multi-Cap Value Funds Average (LMCVFA) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, the S&P 500 and the LMCVFA. The "x" axis reflects computation periods from 10/31/90 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LMCVFA. The ending values were $129,235, $147,417 and $110,856, respectively.